Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
2nd Quarter Ended June 30, 2009

Investor Contact: Keith Lennox Phone: (646) 794-0750	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the ability to recognize the benefits of the Darwin Professional Underwriters, Inc. acquisition; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions including those related to the ongoing financial crisis; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
     All financial information contained herein is unaudited.
     Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
     Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
     In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 28 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		SIX MONTHS ENDED		Previous		Previous
		JUNE 30,		JUNE 30,		Quarter		Year to Date
		2009	2008	2009	2008	Change		Change

HIGHLIGHTS	Gross premiums written	$492,782	$446,784	$972,379	$843,657	10.3%		15.3%
	Net premiums written	361,438	320,250	766,476	646,822	12.9%		18.5%
	Net premiums earned	333,668	268,876	657,640	541,948	24.1%		21.3%
	Net investment income	76,537	72,345	154,391	149,276	5.8%		3.4%
	Net income	113,670	79,205	245,078	210,150	43.5%		16.6%
	Operating income	112,829	83,199	250,433	211,155	35.6%		18.6%
	Total investments and cash & cash equivalents	7,187,584	6,528,053	7,187,584	6,528,053	10.1%		10.1%
	Total assets	9,630,554	8,468,596	9,630,554	8,468,596	13.7%		13.7%
	Total shareholders’ equity	2,741,427	2,378,046	2,741,427	2,378,046	15.3%		15.3%
	Cash flows from operating activities	258,863	223,771	402,382	376,628	15.7%		6.8%

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$2.30	$1.62	$4.96	$4.33	42.0%		14.5%
	Operating income	$2.28	$1.70	$5.07	$4.35	34.1%		16.6%
	Diluted earnings per share
	Net income	$2.22	$1.56	$4.79	$4.12	42.3%		16.3%
	Operating income	$2.20	$1.64	$4.89	$4.14	34.0%		18.1%
	Weighted average common shares outstanding
	Basic	49,523,459	48,897,931	49,386,549	48,585,015
	Diluted	51,257,887	50,873,712	51,215,808	51,013,633
	Book value	$55.35	$48.55	$55.35	$48.55	14.0%		14.0%
	Diluted book value	$51.78	$45.09	$51.78	$45.09	14.8%		14.8%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	17.7%	13.8%	19.6%	18.9%	3.9	pts	0.7	pts
	Annualized ROAE, operating income	17.6%	14.5%	20.0%	19.0%	3.1	pts	1.0	pts
	Annualized investment book yield	4.4%	4.5%	4.4%	4.7%	(0.1	) pts	(0.3	) pts

	Loss and loss expense ratio	53.3%	66.2%	49.6%	59.3%	(12.9	)pts	(9.7	) pts
	Acquisition cost ratio	11.1%	9.8%	11.3%	9.8%	1.3	pts	1.5	pts
	General and administrative expense ratio	18.7%	17.2%	18.4%	16.5%	1.5	pts	1.9	pts

	Expense ratio	29.8%	27.0%	29.7%	26.3%	2.8	pts	3.4	pts

	Combined ratio	83.1%	93.2%	79.3%	85.6%	(10.1	) pts	(6.3	) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008
Revenues
Gross premiums written	$492,782	$479,597	$310,945	$290,981	$446,784
Net premiums written	$361,438	$405,038	$226,503	$233,903	$320,250

Net premiums earned	$333,668	$323,972	$302,984	$271,973	$268,876
Net investment income	76,537	77,854	82,583	76,916	72,345
Net realized investment gains/(losses)	5,093	36,602	(19,454)	(76,849)	21,514
Net impairment charges recognized in earnings	(5,474)	(41,963)	(100,593)	(75,027)	(25,907)
Other income	369	466	746	—	—

Total revenues	$410,193	$396,931	$266,266	$197,013	$336,828

Expenses
Net losses and loss expenses:
Current year	$214,334	$208,683	$233,789	$272,958	$217,859
Prior years	(36,615)	(60,186)	(90,258)	(96,948)	(39,775)

Total net losses and loss expenses	$177,719	$148,497	$143,531	$176,010	$178,084
Acquisition costs	36,963	37,129	30,849	28,615	26,265
General and administrative expenses	62,560	58,430	56,115	40,794	46,380
Interest expense	9,522	10,447	10,205	9,515	9,513
Foreign exchange (gain)/loss	(1,222)	835	1,230	(2,728)	(399)

Total expenses	$285,542	$255,338	$241,930	$252,206	$259,843

Income/(loss) before income taxes	$124,651	$141,593	$24,336	$(55,193)	$76,985
Income tax expense/(recovery)	10,981	10,185	4,484	(8,826)	(2,220)

Net income/(loss)	$113,670	$131,408	$19,852	$(46,367)	$79,205

GAAP Ratios
Loss and loss expense ratio	53.3%	45.8%	47.4%	64.7%	66.2%
Acquisition cost ratio	11.1%	11.5%	10.2%	10.5%	9.8%
General and administrative expense ratio	18.7%	18.0%	18.5%	15.0%	17.2%

Expense ratio	29.8%	29.5%	28.7%	25.5%	27.0%

Combined ratio	83.1%	75.3%	76.1%	90.2%	93.2%

Per Share Data
Basic earnings per share
Net income/(loss)	$2.30	$2.67	$0.40	$(0.95)	$1.62
Operating income	$2.28	$2.79	$2.88	$2.09	$1.70
Diluted earnings per share
Net income/(loss)	$2.22	$2.57	$0.39	$(0.95)	$1.56
Operating income	$2.20	$2.69	$2.80	$2.03	$1.64

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2009	JUNE 30, 2008
Revenues
Gross premiums written	$972,379	$843,657
Net premiums written	766,476	646,822

Net premiums earned	$657,640	$541,948
Net investment income	154,391	149,276
Net realized investment gains	41,695	36,349
Net impairment charges recognized in earnings	(47,437)	(37,277)
Other income	835	—

Total revenues	$807,124	$690,296

Expenses
Net losses and loss expenses:
Current year	$423,017	$414,470
Prior years	(96,801)	(92,889)

Total net losses and loss expenses	326,216	321,581
Acquisition costs	74,091	53,105
General and administrative expenses	120,990	89,651
Interest expense	19,969	19,023
Foreign exchange gain	(387)	77

Total expenses	$540,879	$483,437

Income before income taxes	$266,245	$206,859
Income tax expense/(recovery)	21,167	(3,291)

Net income	$245,078	$210,150

GAAP Ratios
Loss and loss expense ratio	49.6%	59.3%
Acquisition cost ratio	11.3%	9.8%
General and administrative expense ratio	18.4%	16.5%

Expense ratio	29.7%	26.3%

Combined ratio	79.3%	85.6%

Per Share Data
Basic earnings per share
Net income	$4.96	$4.33
Operating income	$5.07	$4.35
Diluted earnings per share
Net income	$4.79	$4.12
Operating income	$4.89	$4.14

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED JUNE 30, 2009	THREE MONTHS ENDED JUNE 30, 2008
Gross Premiums Written = $492,782	Gross Premiums Written = $446,784

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED JUNE 30, 2009	THREE MONTHS ENDED JUNE 30, 2008
Gross Premiums Written = $492,782	Gross Premiums Written = $446,784

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

SIX MONTHS ENDED JUNE 30, 2009	SIX MONTHS ENDED JUNE 30, 2008
Gross Premiums Written = $972,379	Gross Premiums Written = $843,657

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

SIX MONTHS ENDED JUNE 30, 2009	SIX MONTHS ENDED JUNE 30, 2008
Gross Premiums Written = $972,379	Gross Premiums Written = $843,657

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$182,712	$191,985	$118,085	$492,782
Net premiums written	$127,469	$116,170	$117,799	$361,438

Net premiums earned	$111,025	$111,807	$110,836	$333,668
Other income	$369	$—	$—	$369

Total revenues	$111,394	$111,807	$110,836	$334,037

Expenses
Net losses and loss expenses:
Current year	$67,410	$80,880	$66,044	$214,334
Prior years	(20,568)	(6,779)	(9,268)	(36,615)

Total net losses and loss expenses	$46,842	$74,101	$56,776	$177,719
Acquisition costs	13,543	1,667	21,753	36,963
General and administrative expenses	31,061	19,914	11,585	62,560

Total expenses	$91,446	$95,682	$90,114	$277,242

Underwriting income	$19,948	$16,125	$20,722	$56,795
Net investment income				76,537
Net realized investment gains				5,093
Net impairment charges recognized in earnings				(5,474)
Interest expense				(9,522)
Foreign exchange gain				1,222

Income before income taxes				$124,651

GAAP Ratios
Loss and loss expense ratio	42.2%	66.3%	51.2%	53.3%
Acquisition cost ratio	12.2%	1.5%	19.6%	11.1%
General and administrative expense ratio	28.0%	17.8%	10.5%	18.7%

Expense ratio	40.2%	19.3%	30.1%	29.8%

Combined ratio	82.4%	85.6%	81.3%	83.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$65,664	$244,521	$136,599	$446,784
Net premiums written	$35,644	$147,980	$136,626	$320,250

Net premiums earned	$31,681	$118,087	$119,108	$268,876

Total revenues	$31,681	$118,087	$119,108	$268,876

Expenses
Net losses and loss expenses:
Current year	$25,022	$117,110	$75,727	$217,859
Prior years	(2,042)	(35,733)	(2,000)	(39,775)

Total net losses and loss expenses	$22,980	$81,377	$73,727	$178,084
Acquisition costs	2,632	(379)	24,012	26,265
General and administrative expenses	14,275	20,974	11,131	46,380

Total expenses	$39,887	$101,972	$108,870	$250,729

Underwriting (loss) income	$(8,206)	$16,115	$10,238	$18,147
Net investment income				72,345
Net realized investment gains				21,514
Net impairment charges recognized in earnings				(25,907)
Interest expense				(9,513)
Foreign exchange gain				399

Income before income taxes				$76,985

GAAP Ratios
Loss and loss expense ratio	72.5%	68.9%	61.9%	66.2%
Acquisition cost ratio	8.3%	(0.3%)	20.2%	9.8%
General and administrative expense ratio	45.1%	17.8%	9.3%	17.2%

Expense ratio	53.4%	17.5%	29.5%	27.0%

Combined ratio	125.9%	86.4%	91.4%	93.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$336,081	$317,904	$318,394	$972,379
Net premiums written	$243,313	$205,127	$318,036	$766,476

Net premiums earned	$216,292	$223,001	$218,347	$657,640
Other income	$835	$—	$—	$835

Total revenues	$217,127	$223,001	$218,347	$658,475

Expenses
Net losses and loss expenses:
Current year	$129,099	$160,697	$133,221	$423,017
Prior years	(28,080)	(47,403)	(21,318)	(96,801)

Total net losses and loss expenses	$101,019	$113,294	$111,903	$326,216
Acquisition costs	27,954	2,727	43,410	74,091
General and administrative expenses	59,525	38,733	22,732	120,990

Total expenses	$188,498	$154,754	$178,045	$521,297

Underwriting income	$28,629	$68,247	$40,302	$137,178
Net investment income				154,391
Net realized investment gains				41,695
Net impairment charges recognized in earnings				(47,437)
Interest expense				(19,969)
Foreign exchange gain				387

Income before income taxes				$266,245

GAAP Ratios
Loss and loss expense ratio	46.7%	50.8%	51.3%	49.6%
Acquisition cost ratio	12.9%	1.2%	19.9%	11.3%
General and administrative expense ratio	27.5%	17.4%	10.4%	18.4%

Expense ratio	40.4%	18.6%	30.3%	29.7%

Combined ratio	87.1%	69.4%	81.6%	79.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$101,486	$415,821	$326,350	$843,657
Net premiums written	$58,763	$262,093	$325,966	$646,822

Net premiums earned	$61,724	$240,739	$239,485	$541,948

Total revenues	$61,724	$240,739	$239,485	$541,948

Expenses
Net losses and loss expenses:
Current year	$46,046	$214,289	$154,135	$414,470
Prior years	(6,983)	(61,133)	(24,773)	(92,889)

Total net losses and loss expenses	$39,063	$153,156	$129,362	$321,581
Acquisition costs	5,617	455	47,033	53,105
General and administrative expenses	28,843	40,608	20,200	89,651

Total expenses	$73,523	$194,219	$196,595	$464,337

Underwriting (loss) income	$(11,799)	$46,520	$42,890	$77,611
Net investment income				149,276
Net realized investment gains				36,349
Net impairment charges recognized in earnings				(37,277)
Interest expense				(19,023)
Foreign exchange loss				(77)

Income before income taxes				$206,859

GAAP Ratios
Loss and loss expense ratio	63.3%	63.6%	54.0%	59.3%
Acquisition cost ratio	9.1%	0.2%	19.6%	9.8%
General and administrative expense ratio	46.7%	16.9%	8.4%	16.5%

Expense ratio	55.8%	17.1%	28.0%	26.3%

Combined ratio	119.1%	80.7%	82.0%	85.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2009	DECEMBER 31, 2008

ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2009: $6,223,018; 2008: $5,872,031)	$6,286,561	$6,032,029
Fixed maturity investments trading, at fair value	233,583	—
Other invested assets trading, at fair value	132,694	69,902
Other invested assets available for sale, at fair value (cost: 2009: $4; 2008: $89,229)	4	55,199

Total investments	6,652,842	6,157,130
Cash and cash equivalents	475,668	655,828
Restricted cash	59,074	50,439
Securities lending collateral	—	171,026
Insurance balances receivable	421,773	347,941
Prepaid reinsurance	220,113	192,582
Reinsurance recoverable	909,716	888,314
Accrued investment income	56,651	50,671
Deferred acquisition costs	153,428	135,780
Goodwill	268,532	268,532
Intangible assets	69,280	71,410
Balances receivable on sale of investments	266,610	12,371
Net deferred tax assets	31,676	22,452
Other assets	45,191	47,603

TOTAL ASSETS	$9,630,554	$9,072,079

LIABILITIES
Reserve for losses and loss expenses	$4,713,727	$4,576,828
Unearned premiums	1,066,726	930,358
Unearned ceding commissions	56,825	49,599
Reinsurance balances payable	132,948	95,129
Securities lending payable	—	177,010
Balances due on purchase of investments	359,216	—
Syndicated loan	—	243,750
Senior notes	498,857	498,796
Accounts payable and accrued liabilities	60,828	83,747

TOTAL LIABILITIES	$6,889,127	$6,655,217

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
issued and outstanding 2009: 49,524,492; 2008: 49,036,159 shares	$1,486	$1,471
Additional paid-in capital	1,332,200	1,314,785
Retained earnings	1,359,072	994,974
Accumulated other comprehensive income:
net unrealized gains on investments, net of tax	48,669	105,632

TOTAL SHAREHOLDERS’ EQUITY	$2,741,427	$2,416,862

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,630,554	$9,072,079

Book value per share	$55.35	$49.29
Diluted book value per share	51.78	46.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	JUNE 30, 2009		MARCH 31, 2009		DECEMBER 31, 2008		SEPTEMBER 30, 2008		JUNE 30, 2008
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$6,286,561	87.6%	$5,808,176	86.5%	$6,032,029	87.9%	$5,433,260	84.0%	$5,733,523	87.8%
Fixed maturities trading	233,583	3.2%	—	—	—	—	—	—	—	—
Other invested assets trading	132,694	1.8%	139,199	2.1%	69,902	1.0%	167,674	2.6%	192,661	3.0%
Other invested assets available for sale	4	0.0%	58,305	0.9%	55,199	0.8%	71,528	1.1%	77,444	1.2%
Cash and cash equivalents	534,742	7.4%	704,419	10.5%	706,267	10.3%	791,934	12.3%	524,425	8.0%

Total	$7,187,584	100.0%	$6,710,099	100.0%	$6,863,397	100.0%	$6,464,396	100.0%	$6,528,053	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,514,542	21.1%	$1,474,343	22.0%	$1,770,235	25.8%	$1,822,516	28.2%	$2,090,510	32.0%
Non-U.S. government securities	384,531	5.3%	297,258	4.4%	280,156	4.1%	128,381	2.0%	131,325	2.0%
Corporate securities	2,129,275	29.6%	1,643,561	24.5%	1,361,970	19.8%	1,248,723	19.3%	1,362,001	20.9%
State, municipalities and political subdivisions	343,382	4.8%	374,504	5.6%	369,619	5.4%	56,964	0.9%	63,409	1.0%
Mortgage-backed securities	1,918,539	26.7%	1,843,933	27.5%	2,089,937	30.5%	2,069,074	32.0%	1,962,144	30.1%
Asset-backed securities	229,875	3.2%	174,577	2.5%	160,112	2.3%	107,602	1.6%	124,134	1.9%
Fixed income sub-total	6,520,144	90.7%	5,808,176	86.5%	6,032,029	87.9%	5,433,260	84.0%	5,733,523	87.8%
Global high-yield bond fund	4	0.0%	58,305	0.9%	55,199	0.8%	71,528	1.1%	77,444	1.2%
Hedge funds	132,560	1.8%	120,708	1.8%	48,573	0.7%	167,674	2.6%	192,661	3.0%
Equity securities	134	0.0%	18,491	0.3%	21,329	0.3%	—	—	—	—
Cash & cash equivalents	534,742	7.5%	704,419	10.5%	706,267	10.3%	791,934	12.3%	524,425	8.0%

Total	$7,187,584	100.0%	$6,710,099	100.0%	$6,863,397	100.0%	$6,464,396	100.0%	$6,528,053	100.0%

FIXED INCOME CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,514,542	23.2%	$1,474,343	25.4%	$1,770,235	29.3%	$1,822,516	33.5%	$2,090,510	36.5%
AAA/Aaa	3,081,380	47.3%	2,734,874	47.1%	3,244,639	53.8%	2,568,888	47.3%	2,472,468	43.1%
AA/Aa	465,556	7.1%	444,081	7.6%	166,244	2.8%	361,887	6.6%	482,125	8.4%
A/A	1,159,173	17.8%	882,140	15.2%	685,461	11.4%	524,584	9.7%	587,466	10.2%
BBB/Baa	283,552	4.3%	265,541	4.6%	156,132	2.6%	155,379	2.9%	100,954	1.8%
BB	1,499	0.0%	3,709	0.1%	8,350	0.1%	—	—	—	—
B/B	11,395	0.2%	2,172	0.0%	969	0.0%	6	0.0%	—	—
CCC+	3,047	0.0%	1,316	0.0%	—	—	—	—	—	—

Total	$6,520,144	100.0%	$5,808,176	100.0%	$6,032,030	100.0%	$5,433,260	100.0%	$5,733,523	100.0%

STATISTICS
Annualized book yield, year to date	4.4%		4.6%		4.7%		4.8%		4.7%
Duration	3.0 years		2.8 years		3.3 years		3.4 years		3.4 years
Average credit quality (S&P)	AA+		AA+		AA+		AA+		AA+

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL

	JUNE 30, 2009	AVERAGE	PORTFOLIO
	FAIR MARKET VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$534,742	AAA	7.5%
U.S. government securities	718,407	AAA	10.0%
U.S. government agencies	796,135	AAA	11.1%
Non-U.S. government securities	384,531	AAA	5.3%
Mortgage-backed securities:
Agency MBS	1,218,051	AAA	16.9%
Non-agency RMBS	279,075	AA+	3.9%
CMBS	421,413	AAA	5.9%
Total mortgage-backed securities	1,918,539		26.7%
Corporate securities:
Financials	914,124	AA-	12.7%
Industrials	1,060,482	A	14.8%
Utilities	154,669	BBB+	2.2%
Total corporate securities	2,129,275		29.6%
Asset-backed securities
Credit cards	128,050	AAA	1.8%
Auto receivables	79,624	AAA	1.1%
Other	22,201	AA+	0.3%
Total asset-backed securities	229,875		3.2%

State, municipalities and political subdivisions	343,382	AA+	4.8%
Global High-Yield Bond Fund	4	B	0.0%
Hedge Funds	132,560	N/A	1.8%
Equities	134	N/A	0.0%

Total Investment Portfolio	$7,187,584		100.0%

TOP 10 CORPORATE EXPOSURES

	JUNE 30, 2009	PORTFOLIO
CORPORATE	FAIR MARKET VALUE	PERCENTAGE
Verizon Communications Inc	$86,445	1.2%
JPMorgan Chase & Co	73,083	1.0%
AT&T Inc	62,388	0.9%
HSBC Holdings PLC	59,407	0.8%
Citigroup Inc	57,442	0.8%
Bank of America Corp	52,723	0.7%
France Telecom SA	52,043	0.7%
Chevron Corp	42,353	0.6%
Microsoft Corp	40,004	0.6%
Oracle Corp	38,640	0.5%
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL

						AVERAGE
				BBB	TOTAL	CREDIT
Vintage	AAA	AA	A	(AND BELOW)	FAIR VALUE	ENHANCEMENT*

2007	$9,295	$46	$—	$5,654	$14,995	32.0%
2006	38,051	—	2,179	2,370	42,600	21.1%
2005 and prior	191,923	—	799	28,758	221,480	11.2%

Total**	$239,269	$46	$2,978	$36,782	$279,075	13.8%

**	Included in the above is fair value of $1.4 million of subprime mortgages, with an average rating of AAA and $56.7 million of Alt-A mortgages with an average rating of AA.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

						AVERAGE
				BBB	TOTAL	CREDIT
Vintage	AAA	AA	A	(AND BELOW)	FAIR VALUE	ENHANCEMENT*

2006	$117,108	$—	$—	$148	$117,256	30%
2005 and prior	304,157	—	—	—	304,157	26%

Total	$421,265	$—	$—	$148	$421,413

*	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT JUNE 30, 2009
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$180,898	$393,584	$276,994	$851,476
IBNR (net of reinsurance recoverable)	688,423	1,437,206	826,906	2,952,535

Total	$869,321	$1,830,790	$1,103,900	$3,804,011

IBNR/Total reserves (net of reinsurance recoverable)	79.2%	78.5%	74.9%	77.6%

	AT DECEMBER 31, 2008
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$160,807	$385,323	$255,985	$802,115
IBNR (net of reinsurance recoverable)	658,554	1,411,707	816,138	2,886,399

Total	$819,361	$1,797,030	$1,072,123	$3,688,514

IBNR/Total reserves (net of reinsurance recoverable)	80.4%	78.6%	76.1%	78.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,
	2009	2009	2008	2008	2008

Senior notes	$498,857	$498,826	$498,796	$498,767	$498,738
Syndicated loan	—	—	243,750	—	—
Shareholders’ equity	2,741,427	2,491,860	2,416,862	2,272,828	2,378,046

Total capitalization	$3,240,284	$2,990,686	$3,159,408	$2,771,595	$2,876,784

Leverage ratios
Debt to total capitalization	15.4%	16.7%	23.5%	18.0%	17.3%

Closing shareholders’ equity	$2,741,427	$2,491,860	$2,416,862	$2,272,828	$2,378,046
Add/deduct: accumulated other comprehensive (income)/loss	(48,669)	(48,204)	(105,632)	19,775	(39,048)

Adjusted shareholders’ equity	$2,692,758	$2,443,656	$2,311,230	$2,292,603	$2,338,998

Net premiums written (trailing 12 months)	$1,226,882	$1,185,694	$1,107,228	$1,070,107	$1,055,501
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.46	0.49	0.48	0.47	0.45

Total investments and cash & cash equivalents	$7,187,584	$6,710,099	$6,863,397	$6,464,396	$6,528,053
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.67	2.75	2.97	2.82	2.79

Reserve for losses and loss expenses	$4,713,727	$4,603,078	$4,576,828	$4,198,761	$4,164,220
Deduct: reinsurance recoverable	(909,716)	(880,390)	(888,314)	(777,283)	(778,578)

Net reserve for losses and loss expenses	$3,804,011	$3,722,688	$3,688,514	$3,421,478	$3,385,642
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.41	1.52	1.60	1.49	1.45

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008

Net income/(loss)	$113,670	$131,408	$19,852	$(46,367)	$79,205
Add:
Net realized investment (gains)/losses	(5,093)	(36,602)	19,454	76,849	(21,514)
Net impairment charges in earnings	5,474	41,963	100,593	75,027	25,907
Foreign exchange (gain)/loss	(1,222)	835	1,230	(2,728)	(399)

Operating income	$112,829	$137,604	$141,129	$102,781	$83,199

Weighted average common shares outstanding
Basic	49,523,459	49,248,118	49,028,249	49,007,389	48,897,931
Diluted	51,257,887	51,120,049	50,366,814	50,669,262 *	50,873,712
Basic per share data
Net income/(loss)	$2.30	$2.67	$0.40	$(0.95)	$1.62
Add:
Net realized investment (gains)/losses	(0.10)	(0.74)	0.40	1.57	(0.44)
Net impairment charges in earnings	0.11	0.85	2.05	1.53	0.53
Foreign exchange (gain)/loss	(0.03)	0.01	0.03	(0.06)	(0.01)

Operating income	$2.28	$2.79	$2.88	$2.09	$1.70

Diluted per share data
Net income/(loss)	$2.22	$2.57	$0.39	$(0.92)*	$1.56
Add:
Net realized investment (gains)/losses	(0.10)	(0.71)	0.39	1.52	(0.42)
Net impairment charges in earnings	0.11	0.82	2.00	1.48	0.51
Foreign exchange (gain)/loss	(0.03)	0.01	0.02	(0.05)	(0.01)

Operating income	$2.20	$2.69	$2.80	$2.03	$1.64

*	For the net loss for the three months ended September 30, 2008, because operating income is positive, we are using the fully diluted weighted average common shares outstanding.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2009	JUNE 30, 2008

Net income	$245,078	$210,150
Add:
Net realized investment losses	(41,695)	(36,349)
Net impairment charges in earnings	47,437	37,277
Foreign exchange (gain)/loss	(387)	77

Operating income	$250,433	$211,155

Weighted average common shares outstanding
Basic	49,386,549	48,585,015
Diluted	51,215,808	51,013,633

Basic per share data
Net income	$4.96	$4.33
Add:
Net realized investment losses	(0.84)	(0.75)
Net impairment charges in earnings	0.96	0.77
Foreign exchange (gain)/loss	(0.01)	—

Operating income	$5.07	$4.35

Diluted per share data
Net income	$4.79	$4.12
Add:
Net realized investment losses	(0.81)	(0.71)
Net impairment charges in earnings	0.92	0.73
Foreign exchange (gain)/loss	(0.01)	—

Operating income	$4.89	$4.14

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008

Opening shareholders’ equity	$2,491,860	$2,416,862	$2,272,828	$2,378,046	$2,394,620
Deduct/add: accumulated other comprehensive (income)/loss	(48,204)	(105,632)	19,775	(39,048)	(135,626)

Adjusted opening shareholders’ equity	$2,443,656	$2,311,230	$2,292,603	$2,338,998	$2,258,994

Closing shareholders’ equity	$2,741,427	$2,491,860	$2,416,862	$2,272,828	$2,378,046
Deduct/add: accumulated other comprehensive (income)/loss	(48,669)	(48,204)	(105,632)	19,775	(39,048)

Adjusted closing shareholders’ equity	$2,692,758	$2,443,656	$2,311,230	$2,292,603	$2,338,998

Average shareholders’ equity	$2,568,207	$2,377,443	$2,301,917	$2,315,801	$2,298,996

Net income/(loss) available to shareholders	$113,670	$131,408	$19,852	$(46,367)	$79,205
Annualized net income/(loss) available to shareholders	454,680	525,632	79,408	(185,468)	316,820

Annualized return on average shareholders’ equity — net income/(loss) available to shareholders	17.7%	22.1%	3.4%	(8.0%)	13.8%

Operating income available to shareholders	$112,829	$137,604	$141,129	$102,781	$83,199
Annualized operating income available to shareholders	451,316	550,416	564,516	411,124	332,796

Annualized return on average shareholders’ equity — operating income available to shareholders	17.6%	23.2%	24.5%	17.8%	14.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2009	JUNE 30, 2008

Opening shareholders’ equity	$2,416,862	$2,239,842
Deduct: accumulated other comprehensive income	(105,632)	(136,214)

Adjusted opening shareholders’ equity	$2,311,230	$2,103,628

Closing shareholders’ equity	$2,741,427	$2,378,046
Deduct: accumulated other comprehensive income	(48,669)	(39,048)

Adjusted closing shareholders’ equity	$2,692,758	$2,338,998

Average shareholders’ equity	$2,501,994	$2,221,313

Net income available to shareholders	$245,078	$210,150
Annualized net income available to shareholders	490,156	420,300

Annualized return on average shareholders’ equity — net income available to shareholders	19.6%	18.9%

Operating income available to shareholders	$250,433	$211,155
Annualized operating income available to shareholders	500,866	422,310

Annualized return on average shareholders’ equity — operating income available to shareholders	20.0%	19.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	JUNE 30,	DECEMBER 31,	JUNE 30,
	2009	2008	2008

Price per share at period end	$40.83	$40.60	$39.62

Total shareholders’ equity	$2,741,427	$2,416,862	$2,378,046

Basic common shares outstanding	49,524,492	49,036,159	48,977,635

Add: unvested restricted share units	947,180	971,907	892,995

Add: performance based equity awards	1,329,661	1,345,903	1,345,903

Add: dilutive options/warrants outstanding	6,569,616	6,371,151	6,896,842
Weighted average exercise price per share	$33.70	$33.38	$30.85
Deduct: options bought back via treasury method	(5,423,031)	(5,237,965)	(5,371,066)

Common shares and common share equivalents outstanding	52,947,918	52,487,155	52,742,309

Basic book value per common share	$55.35	$49.29	$48.55
Diluted book value per common share	$51.78	$46.05	$45.09

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2009	JUNE 30, 2008	JUNE 30, 2009	JUNE 30, 2008

Net investment income	$76,537	$72,345	$154,391	$149,276
Deduct: annual and non-recurring items	880	330	880	6,403

Net investment income, recurring	$75,657	$72,015	$153,511	$142,873

Annualized net investment income, recurring	$302,628	$288,060	$307,022	$285,746

Add: annual and non-recurring items	880	330	880	6,403

Normalized net investment income	$303,508	$288,390	$307,902	$292,149

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,712,331	$5,071,730	$5,872,031	$5,595,943
Other invested assets, available for sale, cost	89,250	82,380	89,229	291,458
Equity securities, cost	20,985	—	21,493	—
Other invested assets, at cost	139,790	177,419	100,198	—
Cash and cash equivalents	645,070	774,337	655,828	202,582
Restricted cash	59,349	140,049	50,439	67,886
Balances receivable on sale of investments	97,907	6,323	12,371	84,998
Balances due on purchase of investments	(94,253)	—	—	(141,462)

Opening aggregate invested assets	$6,670,429	$6,252,238	$6,801,589	$6,101,405

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,456,549	$5,685,111	$6,456,549	$5,685,111
Other invested assets, available for sale, cost	4	81,241	4	81,241
Equity securities, cost	46	—	46	—
Other invested assets, cost	146,485	178,266	146,485	178,266
Cash and cash equivalents	475,668	439,933	475,668	439,933
Restricted cash	59,074	84,492	59,074	84,492
Balances receivable on sale of investments	266,610	96,801	266,610	96,801
Balances due on purchase of investments	(359,216)	(107,054)	(359,216)	(107,054)

Closing aggregate invested assets	$7,045,220	$6,458,790	$7,045,220	$6,458,790

Average aggregate invested assets	$6,857,825	$6,355,514	$6,923,405	$6,280,098

Annualized investment book yield	4.4%	4.5%	4.4%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	TWELVE MONTHS ENDED		NINE MONTHS ENDED
	MARCH 31, 2009	DECEMBER 31, 2008		SEPTEMBER 30, 2008

Net investment income	$77,854	$308,775		$226,192
Deduct: annual and non-recurring items	N/A	14,540	*	7,138

Net investment income, recurring	$77,854	$294,235		$219,054

Annualized net investment income, recurring	$311,416	$294,235		$292,072

Add: annual and non-recurring items	N/A	6,619	*	7,138

Normalized net investment income	$311,416	$300,854		$299,210

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,872,031	$5,595,943		$5,595,943
Other invested assets, available for sale, cost	89,229	291,458		291,458
Other invested assets, at cost	21,493	—		—
Cash and cash equivalents	100,198	202,582		202,582
Restricted cash	655,828	67,886		67,886
Balances receivable on sale of investments	50,439	84,998		84,998
Balances due on purchase of investments	12,371	(141,462)		(141,462)

Opening aggregate invested assets	$6,801,589	$6,101,405		$6,101,405

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,712,331	$5,872,031		$5,440,019
Other invested assets, available for sale, cost	89,250	89,229		81,262
Equity securities, cost	20,985	21,493		—
Other invested assets, at cost	139,790	100,198		180,716
Cash and cash equivalents	645,070	655,828		744,245
Restricted cash	59,349	50,439		47,689
Balances receivable on sale of investments	97,907	12,371		36,264
Balances due on purchase of investments	(94,253)	—		(68,681)

Closing aggregate invested assets	$6,670,429	$6,801,589		$6,461,514

Average aggregate invested assets	$6,736,009	$6,451,497		$6,281,460

Annualized investment book yield	4.6%	4.7%		4.8%

*	Includes an annual dividend received at the beginning of the year and excludes the annual dividend received at the end of the year.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 21 and 22 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 23 and 24 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 21 and 22 for the reconciliation of net income to operating income and pages 23 and 24 for the reconciliations of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 25 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 26 and 27 for reconciliation of annualized investment book yield.